Exhibit 99.1

July 13, 2021

Herman Miller and Knoll Shareholders Approve Merger-Related Proposals

ZEELAND, MI & EAST GREENVILLE, PA: Herman Miller, Inc. (“Herman Miller”) (NASDAQ: MLHR) and Knoll, Inc. (“Knoll”) (NYSE: KNL) announced that, at their respective special meetings held today, Herman Miller and Knoll shareholders overwhelmingly approved their respective proposals required in order to consummate the pending acquisition of Knoll by Herman Miller. Upon completion of the transaction, Knoll shareholders will receive $11.00 in cash and 0.32 shares of Herman Miller common stock for each share of Knoll common stock they own.

Subject to the satisfaction or permitted waiver of all remaining closing conditions, the transaction is currently expected to close on Monday, July 19, 2021.

About Herman Miller
Herman Miller is a globally recognized leader in design. Since its inception in 1905, the company’s innovative, problem-solving designs and furnishings have inspired the best in people wherever they live, work, learn, heal, and play. In 2018, Herman Miller created Herman Miller Group, a purposefully selected, complementary family of brands that includes Colebrook Bosson Saunders, Design Within Reach, Geiger, HAY, Maars Living Walls, Maharam, and naughtone. Guided by a shared purpose—design for the good of humankind—Herman Miller Group shapes places that matter for customers while contributing to a more equitable and sustainable future for all. For more information visit www.hermanmiller.com/about-us.

About Knoll
Knoll, Inc. is a constellation of design-driven brands and people, working together with our clients in person and digitally to create inspired modern interiors. Our internationally recognized portfolio includes furniture, textiles, leathers, accessories, and architectural and acoustical elements. Our brands – Knoll Office, KnollStudio, KnollTextiles, KnollExtra, Spinneybeck | FilzFelt, Edelman Leather, HOLLY HUNT, DatesWeiser, Muuto, and Fully – reflect our commitment to modern design that meets the diverse requirements of high performance workplaces, work from home settings and luxury residential interiors. A recipient of the National Design Award for Corporate and Institutional Achievement from the Smithsonian’s Cooper-Hewitt, National Design Museum, Knoll, Inc. is aligned with the U.S. Green Building Council and the Canadian Green Building Council and can help organizations achieve the Leadership in Energy and Environmental Design (LEED) workplace certification. Our products can also help clients comply with the International Living Future Institute to achieve Living Building Challenge Certification, and with the International WELL Building Institute to attain WELL Building Certification. Knoll, Inc. is the founding sponsor of the World Monuments Fund Modernism at Risk program.

Forward-Looking Statements
This communication relates to a proposed business combination transaction between Herman Miller and Knoll. This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Herman Miller’s or Knoll’s stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics, and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the risk that the anticipated benefits of the Merger with Knoll will not be realized on the anticipated timing or at all; the risk that the conditions to closing of the Merger will not be satisfied on the anticipated timing or at all; risks arising from litigation relating to the Merger; risks related to the additional debt incurred in connection with the Merger; Herman Miller’s ability to comply with its debt covenants and obligations; the risk that the anticipated benefits of the Merger will be more costly to realize than expected; the effect of the announcement of the Merger on the ability of Herman Miller or Knoll to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Herman Miller or Knoll does business, or on Herman Miller’s or Knoll’s operating results and business generally; risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; the outcome of any legal proceedings related to the Merger; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of Herman Miller to successfully integrate Knoll’s operations; the ability of Herman Miller to implement its plans, forecasts and other expectations with respect to Herman Miller’s business after the completion of the transaction and realize expected synergies; business disruption following the Merger; general economic conditions; the availability and pricing of raw materials; the financial strength of our dealers and the financial strength of our customers; the success of newly-introduced products; the pace and level of government procurement; and the outcome of pending litigation or governmental audits or investigations. These risks, as well as other risks related to the proposed transaction, are included in the registration statement on Form S-4 and definitive joint proxy statement/prospectus that were filed with the SEC in connection with the proposed transaction. While the risks presented here, and those presented in the registration statement and definitive joint proxy statement/prospectus, are considered representative, they should not be considered a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Herman Miller’s and Knoll’s respective periodic reports and other filings with the SEC, including the risk factors identified in Herman Miller’s and Knoll’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither Herman Miller nor Knoll undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Herman Miller Investors:
Jeff Stutz
Chief Financial Officer
616 654-8538
jeff_stutz@hermanmiller.com

Kevin Veltman
VP of Investor Relations & Treasurer
616 654-3973
kevin_veltman@hermanmiller.com

Media:
Todd Woodward
VP Global Communications
media_relations@hermanmiller.com
616 654-5977

Knoll Investors:
Charles Rayfield
Senior Vice President and Chief Financial Officer
215 679-1703
crayfield@knoll.com

Media:
David E. Bright
Senior Vice President, Communications
212 343-4135
dbright@knoll.com